Events after the balance sheet date	12 Months Ended
Dec. 31, 2018
Events After Reporting Period [Abstract]
Events after the balance sheet date

38	Events after the balance sheet date
In its assessment of events after the balance sheet date, HSBC considered, among others, the events related to the process of the UK’s withdrawal from the European Union that occurred between 31 December 2018 and the date when the financial statements were authorised for issue, and concluded that no adjustments to the financial statements were required.
A fourth interim dividend for 2018 of $0.21 per ordinary share (a distribution of approximately $4,205m) was declared by the Directors after 31 December 2018. These accounts were approved by the Board of Directors on 19 February 2019 and authorised for issue.